UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2009

PHOTOMEDEX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

147 Keystone Drive Montgomeryville, Pennsylvania	18936
(Address of principal executive offices)	(Zip Code)

(215) 619-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 5, 2009, PhotoMedex, Inc. (the “Company” or “PhotoMedex” or “PHMD”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the Company’s acquisition of all of the operating businesses of Photo Therapeutics Group Limited, a private limited company incorporated under the laws of England and Wales (the “PT Acquisition”).  The operating businesses or subsidiaries are called “Photo Therapeutics” or “PTL.” The Company is filing this amendment to amend the Initial 8-K to include the financial information relating to the PT Acquisition required by Item 9.01 which was not included in the Initial 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Photo Therapeutics Group Limited for the year ended December 31, 2008 are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Unaudited Pro-Forma Financial Information.

The unaudited pro-forma condensed combined financial statements of PhotoMedex and Photo Therapeutics as of December 31, 2008 are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Baker Tilly UK Audit LLP*

99.1	Audited consolidated financial statements of Photo Therapeutics Group Limited for the year ended December 31, 2008.

99.2	Unaudited pro-forma condensed combined financial statements of PhotoMedex, Inc. and Photo Therapeutics as of, and for the year ended, December 31, 2008.

* to be filed by amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOMEDEX, INC.

Dated: May 13, 2009	By:	/s/ Jeffrey F. O’Donnell
Jeffrey F. O’Donnell
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Baker Tilly UK Audit LLP*

99.1	Audited consolidated financial statements of Photo Therapeutics Group Limited for the year ended December 31, 2008.

99.2	Unaudited pro-forma condensed combined financial statements of PhotoMedex, Inc. and Photo Therapeutics as of, and for the year ended, December 31, 2008.

* to be filed by amendment.

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